UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 8, 2013

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Equity Incentive Compensation Plans

On September 12, 2012, the compensation committees of the Boards of Directors of Hyster-Yale Materials Handling, Inc., referred to as Hyster-Yale and NACCO Materials Handling Group, Inc., referred to as NMHG, a wholly-owned subsidiary of Hyster-Yale, adopted amendments to (1) the NACCO Materials Handling Group, Inc. Annual Incentive Compensation Plan, referred to as the NMHG Annual Plan and (2) the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan, referred to as the NMHG LTIP. The NMHG Annual Plan and the NMHG LTIP each provide incentive compensation benefits for key employees of NMHG and its subsidiaries.

The amendments were adopted in conjunction with the spin-off of Hyster-Yale from NACCO Industries, Inc., referred to as NACCO, its former parent company, effective September 28, 2012, referred to as the Spin-Off Date. Effective on the Spin-Off Date, the amendments (i) changed all references from NACCO to Hyster-Yale, (ii) added a provision to the NMHG Annual Plan that permitted awards to be reduced by the amount of an employee's indebtedness to his employer and (iii) changed the eligibility provisions of the NMHG LTIP.

On February 13, 2013, the Hyster-Yale compensation committee, referred to as the Compensation Committee, adopted a restatement of each of the NMHG Annual Plan and the NMHG LTIP. These restatements incorporated the amendments and were also adopted, in part, to meet one of the criteria for federal income tax deductibility of all or a portion of the awards under the plans under Section 162(m) of the Internal Revenue Code, referred to as Code Section 162(m).

The Compensation Committee, in its discretion, may increase or decrease awards under the plans and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.

The restatement of each of the NMHG Annual Plan and the NMHG LTIP were adopted by the Compensation Committee subject to approval by the stockholders of Hyster-Yale. The stockholders of Hyster-Yale approved the NMHG Annual Plan and the NMHG LTIP on May 8, 2013.

NMHG Annual Plan

The NMHG Annual Plan provides that each participant is eligible to earn a target incentive award during a specified one-year performance period. The final payout for each individual under the NMHG Annual Plan is generally based on the participant's target award measured against established performance criteria for the performance period, which performance criteria may differ for different classifications of participants.

Final incentive awards under the NMHG Annual Plan for 2013 will be determined by the Compensation Committee following December 31, 2013 and such awards will be paid during the period from January 1, 2014 through March 15, 2014 to participants in cash, less applicable withholdings.

NMHG LTIP

Awards under the NMHG LTIP are made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula that are based upon specified performance objectives. Final incentive awards under the plan for a performance period will be calculated based on actual performance for the performance period compared to the performance objectives established by the Compensation Committee for such performance period. Once the final amount of an award is approved by the Compensation Committee, it is credited to a separate sub-account established for each participant. Subject to delayed payment rules for key employees under Internal Revenue Code Section 409A, each sub-account will be paid at the earliest of death, disability, retirement, a change in control (as defined in the plan) or the third anniversary of the grant date of the award (which is the January 1st following the end of a performance period).

Equity Incentive Compensation Plan

On September 12, 2012, the Hyster-Yale Board of Directors adopted the Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective September 28, 2012), referred to as the Hyster-Yale Equity Plan. The NACCO Board of Directors, acting as the sole stockholder of Hyster-Yale, also approved the Hyster-Yale

Equity Plan on September 12, 2012. The stockholders of Hyster-Yale approved the Hyster-Yale Equity Plan on May 8, 2013. The Hyster-Yale Equity Plan provides equity incentive compensation to certain senior management employees of NMHG and its subsidiaries.

Dollar-denominated target level awards under the Hyster-Yale Equity Plan are made to eligible participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula which are based on specified performance objectives. Awards under the Hyster-Yale Equity Plan are paid partly in cash and partly in shares of Hyster-Yale's Class A Common Stock, the transfer of which is generally restricted for a period of ten years (or such shorter time as determined under the plan). The number of award shares is determined by dividing the stock component of the award by the average share price.

For 2013, participants in the Hyster-Yale Equity Plan are eligible to earn a target incentive award for the performance period of January 1, 2013 through December 31, 2013.

The NMHG Annual Plan, the NMHG LTIP and the Hyster-Yale Equity Plan are included as exhibits to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated into this Item 5.02 by reference. The foregoing summary is qualified in its entirety by reference to the full text of the exhibits.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hyster-Yale held its Annual Meeting of Stockholders on May 8, 2013.

The stockholders elected each of the following nine nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	41,280,648	3,150,637	1,106,540
Carolyn Corvi	44,198,587	232,698	1,106,540
John P. Jumper	44,072,089	359,196	1,106,540
Dennis W. LaBarre	39,919,148	4,512,137	1,106,540
Alfred M. Rankin, Jr.	41,511,966	2,919,319	1,106,540
Claiborne R. Rankin	41,275,641	3,155,644	1,106,540
Michael E. Shannon	44,073,586	357,699	1,106,540
Britton T. Taplin	41,429,550	3,001,735	1,106,540
Eugene Wong	44,201,548	229,737	1,106,540

The stockholders approved the NMHG Annual Plan (Amended and Restated Effective March 1, 2013):

For	44,175,917
Against	242,855
Abstain	12,823
Broker Non-Votes	1,106,230

The stockholders approved the NMHG LTIP (Amended and Restated Effective March 1, 2013):

For	44,166,970
Against	250,363
Abstain	14,262
Broker Non-Votes	1,106,230

The stockholders approved the Hyster-Yale Equity Plan (Effective September 28, 2012):

For	44,151,757
Against	261,263
Abstain	18,575
Broker Non-Votes	1,106,230

The stockholders approved, on an advisory basis, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and discussion:

For	44,005,302
Against	344,783
Abstain	81,510
Broker Non-Votes	1,106,230

The stockholders approved, on an advisory basis, a vote by the stockholders of the Company on the compensation of the Company's Named Executive Officers every three years:

1 Year	13,309,365
2 Years	1,641,408
3 Years	29,320,772
Abstain	159,740
Broker Non-Votes	1,106,540

The stockholders confirmed the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for the current fiscal year:

For	45,476,255
Against	48,699
Abstain	12,871

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
NACCO Materials Handling, Group Inc. Annual Incentive Compensation Plan (Amended and Restated Effective March 1, 2013) (incorporated by reference to Appendix A to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)

10.2
NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2013) (incorporated by reference to Appendix B to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)

10.3
Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective September 28, 2012) (incorporated by reference to Appendix C to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 10, 2013		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
NACCO Materials Handling, Group Inc. Annual Incentive Compensation Plan (Amended and Restated Effective March 1, 2013) (incorporated by reference to Appendix A to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)

10.2
NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2013) (incorporated by reference to Appendix B to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)

10.3
Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective September 28, 2012) (incorporated by reference to Appendix C to Hyster-Yale's Definitive Proxy Statement, filed by Hyster-Yale on March 18, 2013, Commission File Number 000-54799)